United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 19, 2016

BNC Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by BNC Bancorp (the “Company”) to provide certain unaudited consolidated financial information of Valley Financial Corporation (“Valley”) as of and for the three and six months ended June 30, 2015 and 2014 in connection with the Company’s acquisition of Valley, which was completed on July 1, 2015, and to present in the prescribed tabular format certain information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and definitive proxy statement filed with the Commission on April 6, 2016.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Item
99.1	Unaudited consolidated financial information of Valley Financial Corporation
99.2	Securities Authorized for Issuance Under Equity Compensation Plans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2016

BNC BANCORP

By:	/s/ David B. Spencer
Name: David B. Spencer
Its: Senior Executive Vice President
& Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Item
99.1	Unaudited consolidated financial information of Valley Financial Corporation
99.2	Securities Authorized for Issuance Under Equity Compensation Plans